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                                                                  Exhibit 10.1.4

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                   FIRST TIER RECEIVABLES PURCHASE AGREEMENT


                                    between


                                 COMPASS BANK,
                     an Alabama state banking corporation,
                                   as Seller,

                                 COMPASS BANK,
                              a Texas state bank,
                                   as Seller,

                                      and


                     COMPASS AUTO RECEIVABLES CORPORATION,
                                  as Purchaser


                           Dated as of June 30, 1998



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                   FIRST TIER RECEIVABLES PURCHASE AGREEMENT


          This FIRST TIER RECEIVABLES PURCHASE AGREEMENT, dated as of June 30, 1998 (this "Agreement"), between COMPASS BANK, an Alabama state banking corporation, COMPASS BANK, a Texas state bank (each, a "Seller" and, collectively, "Sellers"), and COMPASS AUTO RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

          WHEREAS, in the regular course of its business, Sellers purchase Motor Vehicle Contracts secured by new and used automobiles and light trucks from motor vehicle dealers;

          WHEREAS, Purchaser desires to purchase from Sellers a portfolio of receivables arising in connection with Motor Vehicle Contracts purchased by Sellers from Dealers; and

          WHEREAS, Sellers are willing to sell such receivables to Purchaser.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1. Definitions. Capitalized terms are used in this Agreement as defined in Appendix X to the Sale and Servicing Agreement, dated as of the date hereof, between Compass Auto Receivables Trust 1998-A, as Issuer, Asset Backed Securities Corporation, as Depositor, Compass Bank, as Servicer and The Chase Manhattan Bank, as Indenture Trustee.

          SECTION 1.2. Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules,
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     Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and
     (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

          SECTION 2.1.  Purchase and Sale of Receivables.

          Effective as of the Closing Date and immediately prior to the transactions pursuant to the Second Tier Receivables Purchase Agreement, the Sale and Servicing Agreement and the Indenture, each Seller does hereby sell, transfer, assign, set over and otherwise convey to Purchaser, without recourse (subject to the obligations herein) (collectively, the "Seller Assets"), all of Seller's right, title and interest in and to:

               (a) the Receivables and (i) all monies received thereon and allocable to principal on and after the Cutoff Date and (ii) all monies received thereon and allocable to interest on and after July 1, 1998;

               (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto;

               (c) any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors;

               (d) any recourse against Dealers with respect to the Receivables under the Dealer Agreements; and

               (e) any and all proceeds of the foregoing.

          The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Purchaser of any obligation of Sellers to the Obligors, the Dealers or any other Person in connection

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     with the Receivables and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

          SECTION 2.2. Receivables Purchase Price. In consideration for the Seller Assets, Purchaser shall, on the Closing Date, pay to Compass Bank $194,446,480.27 and to Compass Bank-Texas $182,387,783.78 in same day funds, and shall receive a capital contribution of $12,384,000 from Compass Bank and $11,616,000 from Compass Bank-Texas.

          SECTION 2.3. True Sales. (a) Each of Sellers and Compass Auto intend the transfer of the Sellers Assets to constitute true sales by Sellers to Compass Auto providing Compass Auto with the full benefits of ownership thereof, and neither party hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, a loan from Compass Auto to Sellers.

          (b) If (but only to the extent) that the transfer of the Sellers Assets hereunder is characterized by a court or other Governmental Authority as a loan rather than a sale, Sellers shall be deemed hereunder to have granted to Compass Auto a security interest in all of Sellers' right, title and interest in and to the Sellers Assets . Such security interest shall secure all of Sellers' obligations (monetary or otherwise) under this Agreement and the other Basic Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. Compass Auto shall have, with respect to the property described in this Section 2.3, and in addition to all the other rights and remedies available to Compass Auto under this Agreement and applicable law, all the rights and remedies of a secured party under any applicable UCC, and this Agreement shall constitute a security agreement under applicable law.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1.  Representations and Warranties of Sellers.

          Each Seller hereby makes the following representations and warranties upon which Purchaser may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

               (a) Organization and Good Standing. Seller has been duly organized and is validly existing as an Alabama state banking corporation or a Texas state bank, as applicable, in good standing under the laws of the

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          jurisdiction of its organization, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the Seller Assets pursuant to Article II.

               (b) Due Qualification. Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the origination and the servicing of the Receivables) requires qualifications.

               (c) Power and Authority. Seller has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms and to sell and assign the Seller Assets; and the execution, delivery and performance of this Agreement has been duly authorized by Seller by all necessary corporate action.

               (d) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than the filing of UCC financing statements.

               (e) Valid Sale; Binding Obligation. Seller intends this Agreement to effect a valid sale, transfer and assignment of the Receivables and the other properties and rights included in the Seller Assets conveyed by Seller to Purchaser hereunder, enforceable against creditors of and purchasers from Seller; and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

               (f) No Violation. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby shall not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the articles of organization or bylaws of Seller, (ii) any material indenture,

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          contract, lease, mortgage, deed of trust or other instrument or agreement to which Seller is a party or by which Seller is bound, or
          (iii) any law, order, rule or regulation applicable to Seller of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Seller.

               (g) No Proceedings. There are no proceedings or investigations pending or, to Seller's knowledge threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties: (i) asserting the invalidity of this Agreement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein.

               (h) Chief Executive Office. The chief executive office of Seller is located at the address set forth in Section 5.6.

               (i) No Untrue Statement. None of the statements of Seller in the Prospectus Supplement (excluding any reference to or information contained in the Prospectus or any information deemed incorporated by reference in the Prospectus Supplement from the Prospectus or the Registration Statement) contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          SECTION 3.2.  Representations and Warranties as to Each Receivable.

          Each Seller hereby makes the following representations and warranties as to each Receivable conveyed by it to Purchaser hereunder on which Purchaser is relying in acquiring the Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Purchaser hereunder, from Purchaser to Company under the Second Tier Receivables Purchase Agreement and from Company to Issuer under the Sale and Servicing Agreement, and the pledge thereof to Indenture Trustee pursuant to the Indenture.

               (a) Characteristics of Receivables. The Receivable has been properly executed by the parties thereto and (i) has been originated by a Dealer in the ordinary course of such Dealer's business and has been purchased by a Seller, in either case in the ordinary course of such Seller's

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          business and in accordance with such Seller's underwriting standards to finance the retail sale by a Dealer of the related Financed Vehicle, (ii) is secured by a valid, subsisting, binding and enforceable first priority security interest in favor of the Seller in the Financed Vehicle (subject to administrative delays and clerical errors on the part of the applicable government agency and to any statutory or other lien arising by operation of law after the Closing Date that is prior to such security interest), which security interest is assignable together with such Receivable, and has been so assigned to Purchaser, and subsequently assigned by Purchaser to the Issuer,
          (iii) are fixed rate simple interest Motor Vehicle Contracts that provide for level monthly payments over their respective remaining terms (except for the last payment that may be different from the level payments), (iv) provides for interest at the Contract Rate specified in the Schedule of Receivables, (v) was originated in the United States and (vi) constitutes "chattel paper" as defined in the UCC. The Receivables consist of 35,744 Motor Vehicle Contracts having, as of the Cutoff Date: (i) an average remaining Principal Balance of $11,231.56; (ii) an aggregate original Principal Balance of $564,308,624.88; (iii) an average original Principal Balance of $15,787.51; (iv) a weighted average Contract Rate of 9.84%; (v) a Contract Rate range of 8.00 to 19.50%; (vi) a weighted average original term of 57.78 months; and (vii) a weighted average remaining term of 42.27 months.

               (b) Individual Characteristics. The Receivables have the following individual characteristics as of the Cutoff Date: (i) each Receivable is secured by a Motor Vehicle; (ii) each Receivable being sold by Seller to Purchaser hereunder has a Contract Rate of at least 8% and no more than 20%; (iii) each Receivable had a remaining term, as of the Cutoff Date, of not less than six months and not more than 60 months; (iv) each Receivable had an original term of not less than 12 months and not more than 84 months; (v) each Receivable has a remaining Principal Balance of not less than $500.00 and not more than $50,000.00; (vi) no Receivable was more than 30 days past due as of the Cutoff Date; (vii) no Financed Vehicle had been repossessed without reinstatement as of the Cutoff Date; (viii) have not been identified in the computer files of any Seller as relating to Obligors who were in bankruptcy proceedings as of the Cutoff Date; (ix) no Receivable is subject to a force placed Physical Damage Insurance Policy on the related Financed Vehicle; and (x) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of the Receivable. The Receivables were selected using selection procedures that were not intended by Seller to be adverse to the Purchaser or to the Noteholders.

               (c) Financed Vehicles. Approximately 34.85% of the aggregate principal balance of the Receivables, as of the Cutoff Date, were secured by

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          new Financed Vehicles and approximately 65.15% of the aggregate principal balance of the Receivables as of the Cutoff Date, were secured by used Financed Vehicles.

               (d) Schedule of Receivables. The information with respect to each Receivable set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date.

               (e) Compliance with Law. The Receivable complied at the time it was originated or made, and complies as of the date hereof, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Fair Debt Collection Practices Act, Federal Reserve Board Regulations B and Z and any other consumer credit, consumer protection, equal opportunity and disclosure laws.

               (f) Binding Obligation. The Receivable constitutes the legal, valid and binding payment obligation of the Obligor, enforceable in all material respects by the holder thereof in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally; and the Receivable is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury.

               (g) Receivables in Force. As of the Cutoff Date, no Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part unless another vehicle has been substituted as collateral securing the Receivable without any other modification to such Receivable.

               (h) No Liens. Seller has not received notice of any Liens or claims, or of any liens for work, labor, materials or unpaid state or federal taxes, relating to the Financed Vehicle securing the Receivable, that are or may be prior to or equal to the Lien granted by the Receivable.

               (i) No Default. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of the Receivable exists and no continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration

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          under the terms of the Receivable has arisen.  As of the Cutoff Date, no provision of a Receivable has been waived except as reflected in the Receivable File relating to such Receivable.

               (j) Insurance. The Receivable requires the Obligor to insure the Financed Vehicle under a Physical Damage Insurance Policy, pay the premiums for such insurance and keep such insurance in full force and effect. Seller, in accordance with its customary procedures has determined that the Obligor, at the time the Receivable was originated, obtained a Physical Damage Insurance Policy.

               (k) Good Title. No Receivable has been sold, transferred, assigned, or pledged by Seller to any Person other than Purchaser. Immediately prior to the transfer and assignment herein contemplated, Seller had good and marketable title to the Receivable free and clear of any Lien and had full right and power to transfer and assign the Receivable to Purchaser and immediately upon the transfer and assignment of the Receivable to Purchaser, Purchaser shall have good and marketable title to the Receivable, free and clear of any Lien. No Receivable has been originated in, or as of the Cutoff Date is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or this Agreement is unlawful, void or voidable.

               (l) One Original. There is only one original executed copy of each Receivable.

               (m) Location of Receivable Files. The Receivable Files are kept at one or more of the locations listed in Schedule B to the Sale and Servicing Agreement.

               (n) No Government Obligor. The Obligor on the Receivable is not the United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any state thereof or any local government.

               (o) Marking Records. By the Closing Date, Seller shall have caused the portion of Seller's electronic master record of Motor Vehicle relating to the Receivables to be marked to show that the Receivable is owned by Issuer in accordance with the terms of this Agreement.

               (p) Database File. The information included with respect to each Receivable in the database file delivered pursuant to Section 3.3 of the Sale and Servicing Agreement is accurate and complete in all material respects.

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          SECTION 3.3.  Repurchase upon Breach.  The applicable Seller,
     Purchaser or assignee, transferee or designee of Purchaser, as the case may be, shall inform the other party to this Agreement promptly, in writing, upon the discovery of any breach or failure to be true of the representations or warranties made by such Seller in Section 3.2; provided that the failure to give such notice shall not affect any obligation of such Seller. If the breach or failure shall not have been cured by the last day of the Collection Period in which the 60th day (or if such Seller elects, the 30th day) occurs after the date on which such Seller becomes aware of, or receives written notice from Purchaser of, such breach or failure, and such breach or failure materially and adversely affects the interests of Issuer and the Noteholders, the applicable Seller shall repurchase each such Receivable from Purchaser as of such last day of such Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of such last day of such Collection Period. In consideration of the purchase of a Receivable hereunder, the applicable Seller shall (unless otherwise directed by Purchaser in writing) deposit the Purchase Amount of such Receivable, no later than the close of business on the next Deposit Date, into the Collection Account. The sole remedy of Purchaser with respect to a breach or failure to be true of the warranties made by a Seller pursuant to Section 3.2 shall be to require such Seller to repurchase Receivables pursuant to this Section.


                                  ARTICLE IV

                              COVENANTS OF SELLERS

          Each Seller covenants and agrees with Purchaser as follows:

          SECTION 4.1. Protection of Title to Seller Assets. (a) Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser, Owner Trustee and Indenture Trustee in the Receivables and the proceeds thereof. Seller shall deliver (or cause to be delivered) to Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Seller shall not change its name, identity or corporate structure in any manner that could make any financing statement or continuation statement filed in accordance with Section 4.1 seriously misleading within the meaning of (S) 9-402(7) of the UCC, unless it shall have given Purchaser, Owner Trustee and Indenture Trustee written notice thereof within 30 days after any such change and filed appropriate amendments to all previously filed financing statements or continuation statements within 60 days after any such change.

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          (c) Seller shall give Purchaser, Owner Trustee and Indenture Trustee written notice of any relocation of its principal executive office within 30 days after any such relocation if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement within 60 days after any such relocation.

          (d) Promptly after taking the actions described in Section 4.1(b),
     (c) or Section 4.4, the applicable Seller shall deliver to Indenture Trustee and Owner Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary to preserve and protect the interest of Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

          SECTION 4.2. Liability of Sellers; Indemnities. Each Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by such Seller under this Agreement.

               (a) Each Seller shall indemnify, defend and hold harmless Purchaser, Issuer, Owner Trustee and Indenture Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to, and on the date of, the sale of the Receivables by it to Purchaser, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to federal or other income taxes arising out of this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

               (b) Each Seller shall indemnify, defend and hold harmless Purchaser, Issuer, Owner Trustee, Indenture Trustee, and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through or as a result of, (i) such Seller's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, and (ii) the failure of any Receivable conveyed by it to Purchaser hereunder, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

     Indemnification under this Section 4.2 shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and other

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     expenses of litigation.  If a Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to such Seller.

           SECTION 4.3. Cooperation of Sellers. Sellers covenant to Company that Sellers shall cooperate with Company and the firm of independent certified public accountants retained with respect to the issuance of the Notes in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

          SECTION 4.4. Merger or Consolidation. Each Seller shall keep in full effect its existence, rights and franchises as a corporation and shall obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Receivables and to perform its duties under this Agreement. Any Person into which a Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Seller shall be a party, or any Person succeeding to the business of such Seller, in all events shall be the successor of such Seller under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Such Seller shall send notice of any such merger or consolidation to Indenture Trustee and the Rating Agencies.


                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

          SECTION 5.1. Obligations of Sellers. The obligations of each Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

          SECTION 5.2. Reassignment of Purchased Receivables. With respect to all Receivables repurchased by a Seller pursuant to this Agreement, Purchaser shall assign, without recourse, representation or warranty, to such Seller all of Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

          SECTION 5.3. Subsequent Transfer to Company, Issuer and Indenture Trustee. Each Seller acknowledges that:

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               (a) (i) Purchaser shall, pursuant to the Second Tier Receivables
          Purchase Agreement, sell the Seller Assets to Company and assign its rights under this Agreement to Company, and (ii) Company shall, pursuant to the Sale and Servicing Agreement, sell the Seller Assets and assign its rights under the Second Tier Receivables Purchase Agreement and all obligations of Sellers and all rights of Compass Auto hereunder to Issuer, and that the representations and warranties contained in this Agreement and the rights of Purchaser under Section
          3.3 are intended to benefit Company, Issuer, Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders. Seller hereby consents to such sales and assignments.

               (b) Issuer shall, pursuant to the Indenture, pledge the Receivables and its rights under the Sale and Servicing Agreement to the Indenture Trustee for the benefit of the Noteholders. The representations and warranties contained in this Agreement and the rights of Purchaser under this Agreement, including under Section 3.3, are intended to benefit the Indenture Trustee and the Noteholders. Seller hereby consents to such pledge.

          SECTION 5.4. Amendment. (a) This Agreement may be amended by Sellers and the Purchaser, without the consent of any of the Noteholders or the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in this Agreement or (iii) for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions in this Agreement provided that any such action under this clause (iii) shall not, as evidenced by an Opinion of Counsel delivered to Owner Trustee, Indenture Trustee and the Rating Agencies, adversely affect in any material respect the interests of any Noteholder or Company.

          (b) This Agreement may also be amended from time to time by Sellers and Purchaser, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (which consent of any Holder of a Note given pursuant to this Section 5.4(b) or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Note and of any Note issued upon the transfer thereof or in exchange thereof whether or not notation of such consent is made upon the Note), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, that the Rating Agency Condition shall have been satisfied with respect to such amendment prior to the execution thereof; and provided, further, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables, payments that shall be required to be made on any Note, the Class A-1 Interest Rate, the Class A-2 Interest Rate or the Class A-3 Interest Rate or (ii) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all the Notes then outstanding.

          (c) Prior to the execution of any such amendment or consent under
     Section 5.4(a) or (b), Purchaser shall furnish prior written notification of such amendment or consent to each Rating Agency.

          (d) Promptly after the execution of any such amendment or consent under Section 5.4(b), Indenture Trustee shall furnish a copy of such amendment or consent to each Noteholder and the Owner Trustee (who will forward a copy to each Certificateholder).

          (e) It shall not be necessary for the consent of Noteholders pursuant to Section 5.4(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be entitled, upon request, to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Section 5.4 and that all conditions precedent in this
     Section 5.4 to the execution and delivery of such amendment has been satisfied subject to such reasonable requirements as the Indenture Trustee may prescribe.

          SECTION 5.5. No Waiver, Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Purchaser, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 5.6. Notices. All demands, notices and communications pursuant to this Agreement to any party shall be in writing, personally delivered, sent by overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt: (a) in the case of Compass Bank, to Compass Bank, 15 South 20th Street, Birmingham, Alabama 35233, Attention: Manager, Structured Finance, and with a copy to the General Counsel thereof, (b) in the case of Compass Bank-Texas, 24 Greenway Plaza, Houston, Texas 77046, Attention: Manager, Structured Finance, and with a copy to the General Counsel thereof, and (c) in the case of Purchaser, to Compass Auto Receivables Corporation, 15 South 20th Street, Birmingham, Alabama 35233, Attention: Manager, Structured Finance, and with a copy to the General Counsel thereof.

          SECTION 5.7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not create or render unenforceable such provision in any other jurisdiction.

          SECTION 5.8. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 5.9. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.4, and Section 2.1 of the Second Tier Receivables Purchase Agreement, Section 2.1 of the Sale and Servicing Agreement and in the Granting Clause of the Indenture, this Agreement may not be assigned by Sellers or Compass Auto without the prior written consent of Owner Trustee and Indenture Trustee and unless the Rating Agency Condition shall have been satisfied.

          SECTION 5.10. Costs and Expenses. Sellers shall pay all expenses incident to the performance of its obligations under this Agreement and Purchaser agrees to pay expenses incident to the performance of its obligations under this Agreement and all expenses in connection with the perfection as against third parties of Purchaser's right, title and interest in and to the Receivables.

          SECTION 5.11. Representations to Sellers. The respective agreements, representations, warranties and other statements by Sellers and Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and shall survive the Closing Date.

          SECTION 5.12. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 5.13. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                                 [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereby have caused this First Tier Receivables Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                        COMPASS BANK, an Alabama state banking corporation,
                          as Seller

                            /s/ Garrett R. Hegel
                        By:__________________________________
                        Name: Garrett R. Hegel
                        Title: Chief Financial Officer



                        COMPASS BANK, a Texas state bank, as Seller


                            /s/ Garrett R. Hegel
                        By:__________________________________
                        Name: Garrett R. Hegel
                        Title: Executive Vice President and Treasurer



                        COMPASS AUTO RECEIVABLES CORPORATION,
                          as Purchaser

                            /s/ Richard O. Hughes
                        By:__________________________________
                        Name: Richard O. Hughes
                        Title: Vice President

                               TABLE OF CONTENTS

                                                                            Page
ARTICLE I

     DEFINITIONS...........................................................    1
     SECTION 1.1.  Definitions.............................................    1
     SECTION 1.2.  Other Interpretive Provisions...........................    1

ARTICLE II

     PURCHASE AND SALE OF RECEIVABLES......................................    2
     SECTION 2.1.  Purchase and Sale of Receivables........................    2
     SECTION 2.2.  Receivables Purchase Price..............................    3
     SECTION 2.3.  True Sales..............................................    3

ARTICLE III

     REPRESENTATIONS AND WARRANTIES........................................    3
     SECTION 3.1.  Representations and Warranties of Sellers...............    3
     SECTION 3.2.  Representations and Warranties as to  Each Receivable...    5
     SECTION 3.3.  Repurchase upon Breach..................................    9

ARTICLE IV

     COVENANTS OF SELLERS..................................................    9
     SECTION 4.1.  Protection of Title to Seller Assets....................    9
     SECTION 4.2.  Liability of Sellers; Indemnities.......................   10
     SECTION 4.3.  Cooperation of Sellers..................................   11
     SECTION 4.4.  Merger or Consolidation.................................   11

ARTICLE V

     MISCELLANEOUS PROVISIONS..............................................   11
     SECTION 5.1.  Obligations of Sellers..................................   11
     SECTION 5.2.  Reassignment of Purchased Receivables...................   11
     SECTION 5.3.  Subsequent Transfer to Company, Issuer and
                   Indenture Trustee.......................................   11
     SECTION 5.4.  Amendment...............................................   12
     SECTION 5.5.  No Waiver, Cumulative Remedies..........................   13

     SECTION 5.6.  Notices.................................................   13
     SECTION 5.7.  Severability............................................   14
     SECTION 5.8.  Headings................................................   14
     SECTION 5.9.  Assignment..............................................   14
     SECTION 5.10. Costs and Expenses......................................   14
     SECTION 5.11. Representations to Sellers..............................   14
     SECTION 5.12. Governing Law...........................................   14
     SECTION 5.13. Counterparts............................................   14

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